UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 6, 2018

BOJANGLES’, INC.

(Exact Name of Issuer as Specified in Charter)

Delaware	001-37374	45-2988924
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

9432 Southern Pine Boulevard

Charlotte, NC 28273

(Address of Principal Executive Offices)

(704) 527-2675

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01	Other Events.

On November 6, 2018, Bojangles’, Inc., a Delaware corporation (the “Company”), issued a joint press release announcing the entry into an Agreement and Plan of Merger (the “Merger Agreement”) with Walker Parent, Inc., a Delaware corporation (“Parent”), and Walker Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”). Parent and Merger Sub are affiliates of investment funds affiliated with Durational Capital Management LP and The Jordan Company, L.P. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Such statements include statements concerning anticipated future events and expectations that are not historical facts. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may,” or by variations of such words or by similar expressions or the negative thereof. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, including, without limitation: (1) risks related to the consummation of the merger, including the risks that (a) the merger may not be consummated within the anticipated time period, or at all, (b) the parties may fail to obtain stockholder approval of the merger agreement, (c) the parties may fail to secure the termination or expiration of any waiting period applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (d) other conditions to the consummation of the merger under the merger agreement may not be satisfied, and (e) the significant limitations on remedies contained in the merger agreement may limit or entirely prevent Bojangles’ from specifically enforcing obligations of Walker Parent, Inc., an investment vehicle of Durational Capital Management LP and The Jordan Company, L.P. (Parent) under the merger agreement or recovering damages for any breach by Parent; (2) the effects that any termination of the merger agreement may have on Bojangles’ or its business, including the risks that (a) Bojangles’ stock price may decline significantly if the merger is not completed, (b) the merger agreement may be terminated in circumstances requiring Bojangles’ to pay Parent a termination fee, or (c) the circumstances of the termination, including the possible imposition of a 12-month tail period during which the termination fee could be payable upon certain subsequent transactions, may have a chilling effect on alternatives to the merger; (3) the effects that the announcement or pendency of the merger may have on Bojangles’ and its business, including the risks that as a result (a) Bojangles’ business, operating results or stock price may suffer, (b) Bojangles’ current plans and operations may be disrupted, (c) Bojangles’ ability to retain or recruit key employees may be adversely affected, (d) Bojangles’ business relationships (including, customers, franchisees and suppliers) may be adversely affected, or (e) Bojangles’ management’s or employees’ attention may be diverted from other important matters; (4) the effect of limitations that the merger agreement places on Bojangles’ ability to operate its business, return capital to stockholders or engage in alternative transactions; (5) the nature, cost and outcome of pending and future litigation and other legal proceedings, including any such proceedings related to the merger and instituted against Bojangles’ and others; (6) the risk that the merger and related transactions may involve unexpected costs, liabilities or delays; (7) other economic, business, competitive, legal, regulatory, and/or tax factors; and (8) other factors described under the heading “Risk Factors” in Part I, Item 1A of Bojangles’ Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as updated or supplemented by subsequent reports that Bojangles’ has filed or files with the SEC. Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. Neither Parent nor Bojangles’ assumes any obligation to publicly update any forward-looking statement after it is made, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This communication may be deemed to be solicitation material in respect of the proposed merger between a subsidiary of Walker Parent, Inc. and Bojangles’. In connection with the proposed transaction, Bojangles’ plans to file a proxy statement with the SEC. STOCKHOLDERS OF BOJANGLES’ ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS

THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT BOJANGLES’ WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Stockholders and investors will be able to obtain free copies of the proxy statement and other relevant materials (when they become available) and other documents filed by Bojangles’ at the SEC’s website at www.sec.gov. Copies of the proxy statement (when they become available) and the filings that will be incorporated by reference therein may also be obtained, without charge, by contacting Bojangles’ Investor Relations at IR@bojangles.com or 203.682.8253.

Participants in Solicitation

Bojangles’ and its directors, executive officers and certain employees, may be deemed, under SEC rules, to be participants in the solicitation of proxies in respect of the proposed merger. Information regarding Bojangles’ directors and executive officers is available in its proxy statement filed with the SEC on April 20, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC (when they become available). These documents can be obtained free of charge from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release, dated November 6, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bojangles’, Inc.

Date: November 6, 2018	By:	/s/ James R. Kibler
James R. Kibler
Interim President and Interim Chief Executive Officer